# MITESCO INC.


the good clinic
4712
Now open!

**OTCQB: MITI**

**Investor Presentation**

**August 2022**

MITESCO | INC.

## Statement Under the Private Securities Litigation Reform Act

As contemplated by the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this presentation contains forward-looking statements pertaining to future, anticipated, or projected plans, performances, and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimating or predictions of future results or events and there can be no assurance that actual results or events will not materially differ from expectations. Further information on potential factors that could affect Mitesco, Inc. is included in the Company's filings with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.



# Primary Care Market Opportunity

MITESCO | INC.

- **The search for revenue in health systems** has caused primary care to focus on people for higher level services.
- **Most clinics are located for the convenience of the health systems**, not the consumer.
- This triage approach in primary care has forced the all-too-typical 15-minute appointment resulting in **lower patient satisfaction and higher physician burnout**.
- New physicians are choosing specialties versus primary care, creating a **25,000 to 35,000 shortage of provider[1]**.
- **Shortage creates a significant access problem.** Chronic conditions go unmanaged. Early detection opportunities are missed. Result: higher healthcare costs.
- **27 states and Washington, D.C.** license NPs equal to primary care physicians.
- **30,000+[2] nurse practitioners graduate each year** prepared to deliver full primary care services.
- **Consumers are paying more than ever for health care** and are demanding a more convenient and personalized service experience.


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good
clinic

# The Value Of Primary Care

## Why Invest In Delivering Primary Care?


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MITESCO INC.

- In 2021, **more than 16 billion dollar**[3] were invested in primary care opportunities.
- Adults in the U.S. who have a primary care provider have **19% lower odds of premature death**[4] than those who only see specialists for their care.
- Patients with an ongoing primary care provider relationship **save 33% on lifetime healthcare costs**[4] compared to those who only see specialists.
- **Access to primary care can reduce trips to the emergency room,** where care costs can be 4X greater.
- Primary care provides the greatest opportunity for early detection. **The U.S. would save $67 billion**[4] **annually** if everyone saw a primary care provider first for their care.
- **Healthcare costs are reduced overall by $13**[5] for every dollar invested in primary care services.
- **Primary care services are broader today.** Primary care delivers mental health, physical health, wellness check-ups, urgent matters, broken bones, vaccines, dermatological care.

# Corporate Overview

**Mitesco's mission is to provide healthcare services to improve the quality of care, reduce cost and enhance consumer convenience.**

- **Healthcare is now a consumer product that is less impacted by to weak economic cycles.**
- **We are shifting primary care delivery** from transactional treatment to prevention / early detection creating a continuous, long-term relationship, resulting in higher reimbursements and higher loyalty.
- Our approach to the delivery of primary care **emphasizes a goal-oriented relationship resulting in a higher number of visits per year**.
- **The Good Clinic™ uses a nurse practitioner primary care model** that delivers significant competitive advantage compared to a traditional physician model.
- **Six (6) clinics are open and three (3) are under development.** Our plan is to open 50 clinics over the next three years based upon the availability of capital.
- **Expansion plans:**
  1. Organic clinic growth.
  2. Targeted clinic acquisitions.
  3. Technology solution acquisitions that enhance the clinic business.



MITESCO INC.

## Mitesco

### OTCQB: MITI

| | |
|---|---|
| Share Price[1] | $0.14 |
| Market Cap[1] Fully Diluted | ~$42 M |
| Shares Outstanding[2] Fully Diluted | ~226 M |
| Float[2] | ~182 M |
| Insider Holdings[2] | 8% |
| Headquarters | Minneapolis, MN |

1) As August 5, 2022
2) As August 5, 2022

Photo by Mantas Sinkevičius

# The Good Clinic Offers Significant Competitive Advantages

## The Good Clinic™ Is A Nurse Practitioner (NP) Primary Care Model.

- Lower labor costs for nurse practitioners deliver **20 to 25[6,7,8] points of higher margin** versus physician-based practices.
- **Nursing focuses on longitudinal patient relationships**, increasing early detection, improving management of both chronic and acute conditions.
- **The Good Clinic strategy achieves strong patient satisfaction and loyalty as demonstrated in the online client reviews, www.TheGoodClinic.com**
  - Our clinics are located in densely populated neighborhoods, reducing travel time and added convenience as compared to traditional primary care.
  - We offer same-day, next-day and virtual appointments.
  - We take the time to understand and treat the whole client, with an average appointment length of 39-minutes and delivering personalized care plans.
  - We offer both traditional and non-traditional care options
- **Commercial and government payers shifted reimbursement to improved outcomes**; paying for time spent with patients increasing our average reimbursement.


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# The Good Clinic

## It's About Whole-Person Primary Care


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MITESCO INC.

- **The American consumer is demanding a better healthcare experience.** Our clients confirm that we are greatly exceeding their expectations. The Good Clinic now has **262 five-star online reviews**.
- **We offer broad demographic appeal.** Current clients span from millennial professionals to baby boomer empty nesters.
- **Our payer network acceptance spans top** commercial plans, Medicare, Medicaid, and cash pay options.
- **We care for the whole person**: their mind and body. We deliver preventive care services, monitor progress, coach to achieve small steps forward, encourage active participation, and use evidence-based care and interventions that **draw from both Eastern and Western medicine**.
- **We spend the necessary time with a patient** to build their care plan. The targeted average appointment time is 39 minutes.
- **We work from a care plan built in partnership with the client.** We expect to average four visits per client per year over time using both in-person and virtual visits.

# Cultivated Consumer Experience

MITESCO | INC.

## Differentiators From The Consumer Experience Perspective

1. **Client Experience:** We build our customer experience on the pillars of **Expertise, Education, Empathy.**

2. **Client Activation and Commitment:** This joint accountability strategy requires a broader definition of primary care:
   - Entry-level behavioral health screening.
   - Aggressive support of prevention strategies (e.g., nutrition, activity and exercise planning, weight management, lifestyle classes, vitamins and supplements).
   - Support of cosmetic needs (i.e., basic dermatology procedures and products).
   - **A personalized experience.**

3. **Lifestyle Integration**: Client activation scores drive the messaging and education to gain the highest level of progress and facilitate integration of our services into the lives of our clients, making it **easy and enjoyable** to use our support systems.



# Differentiators

## Services offered beyond traditional primary care

**Available today**

- ✓ Genova testing – functional medicine evaluation that helps to uncover how body is functioning and deficits that can be repaired
- ✓ Pharma-Genetic testing.
- ✓ Long COVID treatment.

**Queued for introduction in '23**

- Employee near-site clinic.
- Bundled packages of primary care visits for employees when employers cannot afford insurance.


Ritter

MITESCO | INC.

# The Good Clinic Management

MITESCO | INC.



### Michael C. Howe

**Chief Executive Officer**

Michael is a successful growth-oriented CEO with 30 years of consumer and healthcare experience, including CEO of MinuteClinic (acquired by CVS in 2006), Arby's, and Verify Brand.



### Kevin Lee Smith

**Chief Nurse Practitioner Officer**

Kevin has senior clinical and quality leadership experience with MinuteClinic and Zipnosis. He has been an active primary care nurse practitioner and served as faculty at the University of Minnesota.



### Bradley D. Case

**President**

Bradley has senior health executive experience at Symphony Care, Bright Health and United Health Group. He was also the CEO of Estrella Health.

# Summary Of Key Advantages

MITESCO | INC.


elevate

## Community Amenity

- Densely populated neighborhoods
  - Lower cost of client acquisition
  - Convenient to visit


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## How We Care

- Whole-person care
- Well care and sick care
  - Mind and body
- Convenient
  - Same day, next day
  - Video and in-person
  - Pre-planned follow-up visits
- Goal: **"A Healthier You"**



## Operations

- More visits per client
- More revenue per client
- Lower labor cost
- Relationship augmented with technology
- Proven management team to deliver the concept's potential

# The Good Clinic

MITESCO INC.



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# Growth At The Good Clinic

MITESCO INC.

## All Clinic Visits By Quarter (as of 6/30/22)

**SUMMARY**

- Vaccine visits bring people into the clinics. The quality of experience brings them back.
- These simple visits convince patients to establish The Good Clinic as their key primary care relationship.
- The number of office visits increased 35% Q2 over Q1.
- Office visits generate nearly four times greater revenue than vaccine visits.


Vaccine Visits vs. Office Visits By Quarter
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Q3-21
Q4-21
Q1-22
Q2-22
Vaccine visits
Office Visits

# Growth At The Good Clinic

## Minutes Of Care Drive Revenue


Total Care Minutes
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Q3-21
Q4-21
Q1-22
Q2-22

**SUMMARY**

- Government and commercial payers have set provider reimbursements based on time spent with the patient.
- Increasing total minutes of care drives revenue performance.
- Q2 total minutes of care increased 112% over Q1.
- Telehealth visits are used to address urgent needs and support the client's care plan. This option is seen as a key convenience satisfier for patients.
- These virtual visits meet busy consumers' schedules demands while keeping the client on track with their care plan.


Telehealth / Virtual Visits
100
90
80
70
60
50
40
30
20
10
0
Q3-21
Q4-21
Q1-22
Q2-22

# Results At The Good Clinic

MITESCO INC.

## Strong Client Adoption In-Process

**OPERATIONAL METRICS Q2 VS. Q1**

| The Good Clinic Metrics 2022 | 2022 Q1 | 2022 Q2 | Growth Q1 vs. Q2 Change |
|---|---|---|---|
| *Visits* | 1,487 | 1,658 | 11% |
| *Total Care Minutes - office visits* | 30,650 | 65,080 | 112% |
| *Avg. minutes per visit* | 21 | 39 | 90% |
| *Patient Panel Size* | 2461 | 3566 | 45% |






the good clinic

# 5-Star Consumer Ratings

## From Google And Zocdoc

★★★★★ 2 months ago

I had an absolutely wonderful experience with The Good Clinic. Nurse Dunow is by far the best healthcare provider I have ever had. He was so kind and took the time to answer all of my questions. When I called a few days after my appointment, I was able to speak directly with him and again, he took the time to answer all of my follow-up questions and genuinely cared about how I was doing. He's a gem of a person and I'm so glad to have found this place!

1

★★★★★ 3 weeks ago NEW

The Good Clinic is incredible. I can't believe that a clinic like this exists - if you want professional and knowledgeable care while being respected and treated like a person not a number then the Good Clinic's Paul Linson my recommendation. He is amazing as is the staff at the Good Clinic. So grateful my friend recommended them to me I was getting really inconsistent and incorrect care at a larger network provider and felt like that was my only option but it is not!! Good Clinic is truly an answered prayer.

Like

★★★★★ 3 months ago

The minute I walked foot into the door I knew this was my new home because the vibe/beauty of the clinic & people. Jessica is the most amazing new provider I have ever had. She has helped me so much with problems that I have been dealing with and couldn't thank her enough for being so caring and compassionate. She truly cares and listens to her patients and makes them feel at home which I truly value in someone. I recommend Jessica and The Good Clinic a million times over. Thank you for always making my experience great one!

Like





# Awards And Media

## Minne Inno's 2022 Fire Awards

MITESCO | INC.


THE FIRE AWARDS
Image: ACBJ

**Minnesota Startup Blazer Award Winner in Health and Wellness Category.**

The Blazer winners were selected from 50 Fire Awards finalists by a panel of judges who chose one company from each category that is lighting its industry on fire.

Fifty finalists were chosen for their contributions to the community, including new funding, social and community impact, company growth, product launches, company pivots, and intentional impact on the ecosystem.

Blazer winners were chosen for their distinctive innovations that benefit their local Minnesota community.

## Insurance Accepted

Golden Rule
BlueCross BlueShield
United Healthcare
ucare
Medicare
bind
Medica
Cigna
Humana
MultiPlan
HealthPartners
PreferredOne



Commercial Insurance
CMS
Cash Pay

## Insurance In Process

America's PPO
HealthEZ
mn Department of Human Services

# Anticipated Locations Of The Good Clinic

MITESCO | INC.



Minnesota
10-15 clinics
Colorado
12-20 clinics
Arizona
10-15 clinics
Florida
15-35 clinics

**The Good Clinic Expansion Plans**

| # | YEAR | LOCATION |
|---|---|---|
| 6 | 2021 | Minnesota |
| 3-7 | 2022 | Minnesota, Colorado |
| 15-20 | 2023 | Colorado, Arizona, Florida |
| 15--20 | 2024 | Arizona, Florida |

**The Good Clinic Lease & Build Plans**

| # | YEAR | LOCATION |
|---|---|---|
| 2 | Q4-22 | Denver - Build |
| 1 | Q4-22 | Minnesota - Build |
| 4 | Q4-22 | Colorado – Lease & Build |

# Acquisition Philosophy

## Target Health Tech Macro Verticals

MITESCO INC.

Primary Care Clinics

Behavioral Health

Personal Health APPs

AI and Predictive Analytics

Data and Information Management

Telehealth and Tele-Monitoring

Disruptive Medical, Diagnostic and Treatment Technology

Portfolio

the good clinic

### Seek Low-Cost Acquisitions

Target healthcare technology companies with proven solutions that are struggling to attract the capital needed for expansion.

### Capture the Steepest Part of the Growth Curve

Find businesses that can quickly scale their models to be accretive to revenue and earnings.

# Mitesco Management & Board Of Directors

MITESCO | INC.



**Jenny Lindstrom**
**Chief Legal Officer**



**Jessica Finnegan**
**Vice President Human Resources**



**Lawrence Diamond**
**CEO & Director**

Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.



**Tom Brodmerkel**
**Chair of the Board, CFO**

Business executive with 25+ years of generalist experience within the healthcare sector at the senior executive and board levels.



**Faraz Naviq, MD**
**Independent Director**

Banking and asset management experience as a physician innovator within the healthcare sector as a senior executive, founder and board member.



**Juan Carlos Iturregui**
**Independent Director**

Attorney/advisor in public policy, healthcare, and cross border business transactions, serving on boards and as an appointee for President Bush and President Obama.



**Sheila Schweitzer**
**Independent Director**

30+ years of healthcare experience as C-level executive and advisor. Founder of PatientMatters Holding and former CEO of CareMedic.


MITESCO & THE GOOD CLINC ORGANIZATION CHART
Board of Directors
Mitesco CEO
Office Manager
Finance
Human Resources
Legal
Controller
Recruiting
The Good Clinic
Paralegal
Chief Nurse Practitioner (NP)
President
Clinical Education
Marketing
Information Technology (IT)
Revenue Cycle Management
Social Media & Events
Board
Mitesco
TGC Hub Staff
Clinic Staff (MN)
Clinic Staff (CO)
Vacant Position
Future (Q4) Hire
(MINNESOTA CLNICS)
(COLORADO CLNICS)
Clinic Lead NP
Nurse Practitioner
CMA / LPN
CCC
Clinic 1 (6 x rooms) Maple Grove
Clinic 2 (6 x rooms) St. Paul
Clinic 3 (4 x rooms) Minneapolis
Clinic 4 (4 x rooms) St. Louis Park
Clinic 5 (4 x rooms) Eden Prairie
Clinic 6 (4 x rooms) Eagan
Clinic 7 (4 x rooms) Wayzata
Clinic 8 (6 x rooms) Denver
Clinic 9 (4 x rooms) Denver

# Key Highlights

- **Healthcare is now a consumer product.**
  - Expanding beyond sick care focus and toward early detection, prevention, chronic condition improvement, and whole person care.
- **The Good Clinic is focused on improving our clients' quality of life:**
  - Nurse practitioner primary care model.
  - Individualized continuous planned care.
  - Convenience: locations and ease of access: physical or virtual visits
  - Consumer pay and insurance reimbursement.
- **The market for primary care is huge and under-resourced.**
  - U.S. primary care market size expected to reach $409 billion by 2027, growing at a CAGR of 4.7%[8].
- **Growth plan:**
  - Clinics: 6 operational, 3 in construction phase and planning to open 14 in 2023 based on capital availability.
  - Seeking acquisition of existing clinics.
  - Using technology (telehealth, health apps, and AI) to drive better outcomes.



Source: 8) Grand View Research

# Contact

**Company Contact:**

Mitesco, Inc.
1660 HWY 100 South, Suite 432
Minneapolis, MN 55416
1-844-383-8689
www.mitescoinc.com

**Investor Contacts:**

Investor Relations
Jimmy Caplan 512-
329-9505
Email: jimmycaplan@me.com

Media Relations
Rick Eisenberg
917-691-8934
Email: eiscom@msn.com


MITESCO INC.

# Source Documents

MITESCO INC.


MITESCO INC.

1. https://www.elationhealth.com/the-primary-care-shortage-in-america/
2. https://www.aanp.org/about/all-about-nps/np-fact-sheet
3. https://www.advisory.com/daily-briefing/2022/02/24/primary-care
4. https://www.edenhealth.com/blog/importance-of-primary-care/#:~:text=The%20statistics%20speak%20for%20themselves,those%20who%20only%20see%20specialists.
5. https://www.medicaleconomics.com/view/delivering-value-healthcare-starts-increased-primary-care-investment
6. https://www.bls.gov/oes/current/oes291215.htm
7. https://www.bls.gov/oes/2019/may/oes291171.htm
8. https://www.cms.gov/Outreach-and-Education/Medicare-Learning-Network-MLN/MLNProducts/Downloads/Medicare-Information-for-APRNs-AAs-PAs-Booklet-ICN-901623.pdf